UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

November 15, 2021
Date of Report (Date of earliest event reported)

NORTHWEST NATURAL GAS COMPANY
(Exact name of registrant as specified in its charter)

Oregon	1-15973	93-0256722
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

250 SW Taylor Street
Portland,	Oregon	97204
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(503)	226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01	Other Events.

On November 15, 2021, Northwest Natural Gas Company ("NW Natural") issued and sold $130,000,000 aggregate principal amount of 3.078% Secured Medium-Term Notes, Series B due 2051 (the "Notes"). The Notes were offered for sale pursuant to a registration statement on Form S-3 (SEC File No. 333-258792-01) (the "Registration Statement"), which became automatically effective upon filing with the Securities and Exchange Commission on August 13, 2021, and a Pricing Supplement, dated November 8, 2021, to a Prospectus Supplement, dated August 13, 2021, to a Prospectus, dated August 13, 2021.

In connection with the offering and sale of the Notes, NW Natural is filing two legal opinions regarding the validity of the Notes as Exhibits 5(a) and 5(b) to this Form 8-K for the purpose of incorporating the opinions into the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

See Exhibit Index.

Exhibit Index

Exhibit	Description

5(a)	Opinion of MardiLyn Saathoff, Esquire, regarding the validity of the Notes.
5(b)	Opinion of Morgan, Lewis & Bockius LLP, regarding the validity of the Notes.
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated:	November 15, 2021	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer and Corporate Secretary